Consolidated balance sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2015	Mar. 31, 2014
Consolidated balance sheets
Trade accounts receivable, allowance for doubtful accounts (in dollars)	$ 1,299	$ 651
Share capital, shares authorized	80,000,000	80,000,000
Share capital, shares issued	32,851,345	32,758,535
Share capital, shares outstanding	32,851,345	32,758,535
Share capital, par value (in dollars per share)	$ 0	$ 0